EXHIBIT 99.1

Lakeland Bancorp Reports First Quarter 2011 Results

OAK RIDGE, N.J., April 14, 2011 (GLOBE NEWSWIRE) -- Lakeland Bancorp, Inc. (Nasdaq:LBAI) reported the following results for the first quarter of 2011:

  Net Income in the first quarter of 2011 was $4.8 million, a 4% increase as compared to the $4.6 million reported for the same period last year. Net Income Available to Common Shareholders was $3.5 million or $0.14 per diluted share for the first quarter of 2011, as compared to $3.7 million or $0.15 per diluted share for the same period last year. However, in March 2011, the Company repaid $20.0 million to the U.S. Department of the Treasury to repurchase Preferred Stock under the Capital Purchase Program ("CPP"). In doing so, a non-cash charge of $745,000 was incurred due to the acceleration of the Preferred Stock discount accretion. The effect of this one-time charge was ($0.03) per diluted share.
  In the first quarter of 2011, net interest margin ("NIM") remained strong at 3.91%. This compared to the NIM of 3.93% reported in the fourth quarter of 2010.
  Noninterest bearing demand deposits of $407.1 million at March 31, 2011 increased by $23.2 million, or 6%, from year-end 2010, and now represents 18% of total deposits.
  The efficiency ratio, a non-GAAP measure, for the first quarter of 2011 was 56.7%, which approximated the efficiency ratio for the same period in 2010, reflecting continued management of expenses in 2011.
  The provision for loan and lease losses in the first quarter of 2011 was $4.9 million. Net charge-offs in the first quarter of 2011 were $4.1 million, while the loan loss reserve as a percentage of total loans increased to 1.43% at March 31, 2011, as compared to 1.36% at year-end 2010.
  The Company declared a quarterly cash dividend of $0.06 per common share. The cash dividend will be paid on May 16, 2011 to holders of record as of the close of business on April 29, 2011. The Company also declared a dividend of 5% for the quarterly dividend payment due May 16, 2011 for the preferred stock issued to the U.S. Department of the Treasury under the CPP.

Thomas J. Shara, Lakeland Bancorp's President and CEO said, "In the first quarter of 2011, we continued the positive trend of favorable financial results, maintaining a net interest margin in excess of 3.90%, while continuing to bolster the loan loss coverage ratio. As a result of repaying the second $20 million under the CPP this quarter, our earnings will be further enhanced by an annualized $1.2 million due to the elimination of the associated preferred dividends and related discount accretion."

Earnings

Net Interest Income

Net interest income for the first quarter of 2011 was $24.6 million, which was equivalent to the net interest income for the same period last year. Net interest margin at 3.91% was comparable to the 3.93% reported in the fourth quarter of 2010 and eight basis points lower than 3.99% reported in the first quarter of 2010.  This strong net interest margin continues to be driven by the low cost of funds. The Company's yield on interest-earning assets in the first quarter of 2011 was 4.74%, a decrease of 40 basis points from the same period in 2010 and seven basis points lower than the fourth quarter of 2010. The cost of interest-bearing liabilities was 1.00%, a decrease of 36 basis points from the first quarter of 2010 and seven basis points from the fourth quarter of 2010.

Noninterest income

Noninterest income totaled $4.2 million for the first quarter of 2011, an increase of $121,000, or 3%, as compared to the same period in 2010. Service charges on deposits at $2.5 million were equivalent to the total for the first quarter of 2010, while commissions and fees at $832,000 decreased by $53,000. Gains on leasing related assets were $463,000 in the first quarter of 2011 as compared to gains of $304,000 in the first quarter of 2010.

Noninterest expense

Noninterest expense for the first quarter of 2011 was $17.0 million, compared to $16.8 million for the same period in 2010. Salary and benefit expense at $9.0 million was equivalent to the total for the first three months of 2010. Net occupancy, furniture and equipment expenses at $3.1 million were $110,000 higher than last year primarily due to increased costs for snow removal in 2011. Collection and legal expenses decreased by $83,000 and $46,000, respectively, while expenses on other real estate owned and other repossessed assets at $272,000, increased by $235,000.

Financial Condition

At March 31, 2011, total assets were $2.8 billion, a $41.1 million decrease from year-end 2010. Total loans at $2.0 billion were $36.8 million lower than at December 31, 2010. Of the overall decrease, leasing loans decreased by $21.1 million in the first quarter of 2011, primarily due to a $16.3 million sale of leasing loans. Total deposits at $2.2 billion increased by $42.6 million, or 2%, from year-end 2010. Noninterest bearing demand deposits at $407.1 million and savings and interest-bearing transaction accounts at $1.4 billion increased by $23.2 million and $15.4 million, respectively, from year-end 2010.

Asset Quality

At March 31, 2011, non-performing assets totaled $50.4 million (1.83% of total assets), as compared to $44.6 million (1.60% of total assets) as of December 31, 2010. The Allowance for Loan and Lease Losses totaled $28.2 million at March 31, 2011, and represented 1.43% of total loans, compared to 1.36% at year-end 2010. During the first quarter of 2011, the Company had net charge-offs of $4.1 million (annualized 0.81% of total loans).

Capital

Stockholders' equity was $245.1 million and book value per common share was $8.90 as of March 31, 2011. As of March 31, 2011, the Company's leverage ratio was 7.79%. Tier I and total risk based capital ratios were  10.72% and 13.10%, respectively. These regulatory capital ratios exceed those necessary to be considered a well-capitalized institution under Federal guidelines.

Forward-Looking Statements

The information disclosed in this document includes various forward-looking statements (with respect to corporate objectives, trends, and other financial and business matters) that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words "anticipates", "projects", "intends", "estimates", "expects", "believes", "plans", "may", "will", "should", "could", and other similar expressions are intended to identify such forward-looking statements. Lakeland cautions that these forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks and uncertainties, all of which may change over time. Actual results could differ materially from such forward-looking statements. The following factors, among others, could cause actual results to differ materially and adversely from such forward-looking statements: changes in the financial services industry and the U.S. and global capital markets, changes in economic conditions nationally, regionally and in the Company's markets, the nature and timing of actions of the Federal Reserve Board and other regulators, the nature and timing of legislation affecting the financial services industry, government intervention in the U.S. financial system, passage by the U.S. Congress of legislation which unilaterally amends the terms of the U.S. Department of the Treasury's preferred stock investment in the Company, changes in levels of market interest rates, pricing pressures on loan and deposit products, credit risks of the Company's lending and leasing activities, customers' acceptance of the Company's products and services and competition. Any statements made by Lakeland that are not historical facts should be considered to be forward-looking statements. Lakeland is not obligated to update and does not undertake to update any of its forward-looking statements made herein.

EXPLANATION OF NON-GAAP FINANCIAL MEASURES

Reported amounts are presented in accordance with accounting principles generally accepted in the United States of America ("GAAP").  The Company's management believes that the supplemental non-GAAP information, which consists of measurements and ratios based on tangible equity and tangible assets, is utilized by regulators and market analysts to evaluate a company's financial condition and therefore, such information is useful to investors.  These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.

The Company also uses an efficiency ratio that is a non-GAAP financial measure. The ratio that the Company uses excludes amortization of core deposit intangibles, expenses on other real estate owned and other repossessed assets and, where applicable, long-term debt prepayment fees. Income for the non-GAAP ratio is increased by the favorable effect of tax-exempt income and excludes securities gains and losses, which can vary from period to period. The Company uses this ratio because it believes the ratio provides a better comparison of period to period operating performance.

Lakeland Bancorp, the holding company for Lakeland Bank, has a current asset base of $2.8 billion and forty-seven (47) offices spanning six northwestern New Jersey counties: Bergen, Essex, Morris, Passaic, Sussex and Warren. Lakeland Bank, headquartered at 250 Oak Ridge Road, Oak Ridge, New Jersey offers an extensive array of consumer and commercial products and services, including online banking, localized commercial lending teams, and 24-hour or less turnaround time on consumer loan applications. For more information about their full line of products and services, visit their website at www.lakelandbank.com.

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	For the quarter ended
	Mar 31,	Dec 31,	Sept 30,	June 30,	Mar 31,
(dollars in thousands, except per share data)	2011	2010	2010	2010	2010
INCOME STATEMENT	(unaudited)
Net Interest Income	$ 24,584	$ 25,248	$ 24,990	$ 24,929	$ 24,587
Provision for Loan and Lease Losses	(4,927)	(4,544)	(4,857)	(5,001)	(4,879)
Noninterest Income (excluding
investment securities gains)	4,230	4,585	4,408	4,553	4,108
Gains (losses) on investment securities	--	(68)	1,681	--	1
Long-term debt prepayment fee	--	--	(1,835)	--	--
Noninterest Expense, excluding long-term debt prepayment fee	(17,026)	(17,567)	(17,116)	(17,107)	(16,780)
Pretax Income	6,861	7,654	7,271	7,374	7,037
Tax Expense	(2,090)	(2,634)	(2,399)	(2,621)	(2,471)
Net Income	$ 4,771	$ 5,020	$ 4,872	$ 4,753	$ 4,566
Dividends on Preferred Stock and Discount Accretion	(1,286)	(596)	(1,589)	(904)	(898)
Net Income Available to Common Stockholders	$ 3,485	$ 4,424	$ 3,283	$ 3,849	$ 3,668

Basic Earnings Per Common Share (1)	$ 0.14	$ 0.17	$ 0.13	$ 0.15	$ 0.15
Diluted Earnings Per Common Share (1)	$ 0.14	$ 0.17	$ 0.13	$ 0.15	$ 0.15
Dividends per Common Share (1)	$ 0.06	$ 0.06	$ 0.05	$ 0.05	$ 0.05
Weighted Average Shares - Basic (1)	25,249	25,166	25,117	25,083	25,020
Weighted Average Shares - Diluted (1)	25,382	25,307	25,156	25,162	25,031

SELECTED OPERATING RATIOS
Annualized Return on Average Assets	0.69%	0.71%	0.69%	0.69%	0.67%
Annualized Return on Average Common Equity	8.56%	8.86%	8.63%	8.70%	8.60%
Annualized Return on Tangible Common Equity (3)	13.97%	14.54%	14.23%	14.59%	14.63%
Annualized Net Interest Margin	3.91%	3.93%	3.93%	3.96%	3.99%
Efficiency ratio (3)	56.70%	57.05%	56.40%	55.94%	56.87%
Stockholders' equity to total assets	8.91%	9.34%	9.41%	10.15%	9.85%
Common stockholders' equity to total assets	8.24%	7.99%	8.07%	8.09%	7.82%
Tangible common equity to tangible assets (3)	5.23%	5.01%	5.05%	5.03%	4.78%
Tier 1 risk-based ratio	10.72%	12.43%	12.44%	13.24%	12.94%
Total risk-based ratio	13.10%	13.68%	13.69%	14.49%	14.19%
Tier 1 leverage ratio	7.79%	9.21%	9.14%	9.77%	9.72%
Book value per common share (1) (2)	$ 8.90	$ 8.82	$ 8.84	$ 8.78	$ 8.59
Tangible book value per common share (1) (2) (3)	$ 5.47	$ 5.35	$ 5.36	$ 5.28	$ 5.08

(1) Adjusted for 5% stock dividend payable on February 16, 2011 to shareholders of record January 31, 2011.
(2) Excludes preferred stock
(3) See Supplemental Information - Non GAAP financial measures

Lakeland Bancorp, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended March 31,
	2011	2010
(dollars in thousands, except per share amounts)
INTEREST INCOME
Loans and fees	$26,665	$28,252
Federal funds sold and interest bearing deposits with banks	12	28
Taxable investment securities	2,713	2,983
Tax exempt investment securities	499	520
TOTAL INTEREST INCOME	29,889	31,783
INTEREST EXPENSE
Deposits	2,931	4,405
Federal funds purchased and securities sold
under agreements to repurchase	27	37
Other borrowings	2,347	2,754
TOTAL INTEREST EXPENSE	5,305	7,196
NET INTEREST INCOME	24,584	24,587
Provision for loan and lease losses	4,927	4,879
NET INTEREST INCOME AFTER PROVISION FOR
LOAN AND LEASE LOSSES	19,657	19,708

NONINTEREST INCOME
Service charges on deposit accounts	2,478	2,448
Commissions and fees	832	885
Gains on sales of investment securities	0	1
Income on bank owned life insurance	355	386
Gain on leasing related assets	463	304
Other income	102	85
TOTAL NONINTEREST INCOME	4,230	4,109
NONINTEREST EXPENSE
Salaries and employee benefits	8,986	8,903
Net occupancy expense	1,911	1,795
Furniture and equipment	1,164	1,170
Stationery, supplies and postage	365	426
Marketing expense	615	554
Amortization of core deposit intangibles	265	265
FDIC insurance expense	947	933
Collection expense	65	148
Legal expense	295	341
Expenses on other real estate owned and other repossessed assets	272	37
Other expenses	2,141	2,208
TOTAL NONINTEREST EXPENSE	17,026	16,780
INCOME BEFORE PROVISION FOR INCOME TAXES	6,861	7,037
Provision for income taxes	2,090	2,471
NET INCOME	$4,771	$4,566
Dividends on Preferred Stock and Discount Accretion	1,286	898
Net Income Available to Common Stockholders	$3,485	$3,668
EARNINGS PER COMMON SHARE
Basic	$0.14	$0.15
Diluted	$0.14	$0.15

DIVIDENDS PER COMMON SHARE	$0.06	$0.05

Lakeland Bancorp, Inc. and Subsidiaries
CONSOLIDATED BALANCE SHEETS

	March 31,	December 31,
ASSETS	2011	2010
(dollars in thousands)	(unaudited)
Cash and due from banks	$47,106	$26,063
Federal funds sold and interest-bearing deposits due from banks	14,856	23,215
Total cash and cash equivalents	61,962	49,278

Investment securities available for sale	469,969	487,107
Investment securities held to maturity; fair value of $72,231 in 2011
and $68,815 in 2010	70,072	66,573
Loans:
Commercial, secured by real estate	1,038,850	1,041,015
Commercial, industrial and other	194,616	194,259
Leases	46,050	65,640
Residential mortgages	393,935	403,561
Consumer and home equity	302,032	306,322
Leases held for sale, at fair value	--	1,517
Total loans	1,975,483	2,012,314
Deferred cost	1,963	2,303
Allowance for loan and lease losses	(28,192)	(27,331)
Net loans	1,949,254	1,987,286
Premises and equipment, net	27,801	27,554
Accrued interest receivable	8,583	8,849
Goodwill	87,111	87,111
Other identifiable intangible assets, net	312	578
Bank owned life insurance	43,639	43,284
Other assets	32,873	35,054
TOTAL ASSETS	$2,751,576	$2,792,674

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
Deposits:
Noninterest bearing	$407,099	$383,877
Savings and interest-bearing transaction accounts	1,414,604	1,399,163
Time deposits under $100,000	240,614	241,911
Time deposits $100,000 and over	176,195	170,938
Total deposits	2,238,512	2,195,889
Federal funds purchased and securities sold under
agreements to repurchase	46,382	52,123
Other borrowings	130,000	195,000
Subordinated debentures	77,322	77,322
Other liabilities	14,289	11,631
TOTAL LIABILITIES	2,506,505	2,531,965

STOCKHOLDERS' EQUITY
Preferred stock, Series A, no par value, $1,000 liquidation value, authorized
1,000,000 shares; issued 19,000 shares at March 31, 2011 and
39,000 shares at December 31, 2010	18,311	37,474
Common stock, no par value; authorized 40,000,000 shares;
issued 25,976,648 shares at March 31, 2011 and 25,977,592
shares at December 31, 2010	269,959	271,595
Accumulated Deficit	(35,671)	(38,004)
Treasury shares, at cost, 510,253 shares at March 31, 2011 and
655,768 at December 31, 2010	(6,735)	(8,683)
Accumulated other comprehensive loss	(793)	(1,673)
TOTAL STOCKHOLDERS' EQUITY	245,071	260,709
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,751,576	$2,792,674

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	For the quarter ended
	Mar 31,	Dec 31,	Sept 30,	June 30,	Mar 31,
(dollars in thousands)	2011	2010	2010	2010	2010
	(unaudited)
SELECTED BALANCE SHEET DATA AT PERIOD-END
Loans and Leases	$ 1,975,483	$ 2,012,314	$ 1,984,139	$ 1,992,848	$ 2,005,327
Allowance for Loan and Lease Losses	(28,192)	(27,331)	(27,218)	(27,728)	(26,836)
Investment Securities	540,041	553,680	508,606	512,154	473,400
Total Assets	2,751,576	2,792,674	2,769,471	2,738,557	2,767,976
Total Deposits	2,238,512	2,195,889	2,234,772	2,170,145	2,202,776
Short-Term Borrowings	46,382	52,123	68,448	54,176	57,326
Other Borrowings	207,322	272,322	193,222	223,222	223,222
Stockholders' Equity	245,071	260,709	260,725	277,862	272,684

Loans and Leases
Commercial real estate	$ 1,038,850	$ 1,041,015	$ 1,017,099	$ 1,022,515	$ 1,026,347
Commercial, industrial and other	194,616	194,259	177,465	179,199	177,347
Leases	46,050	65,640	77,440	87,936	100,738
Leases held for sale	--	1,517	2,029	3,233	4,128
Residential mortgages	393,935	403,561	403,019	394,610	387,477
Consumer and Home Equity	302,032	306,322	307,087	305,355	309,290
Total loans	$ 1,975,483	$ 2,012,314	$ 1,984,139	$ 1,992,848	$ 2,005,327

Deposits
Noninterest bearing	$ 407,099	$ 383,877	$ 379,625	$ 358,054	$ 346,651
Savings and interest-bearing transaction accounts	1,414,604	1,399,163	1,413,063	1,352,373	1,373,972
Time deposits under $100,000	240,614	241,911	256,705	266,891	280,500
Time deposits $100,000 and over	176,195	170,938	185,379	192,827	201,653
Total deposits	$ 2,238,512	$ 2,195,889	$ 2,234,772	$ 2,170,145	$ 2,202,776

SELECTED AVERAGE BALANCE SHEET DATA
Loans and Leases, net	$ 2,000,057	$ 1,995,857	$ 1,976,248	$ 1,999,494	$ 2,009,389
Investment Securities	544,282	549,034	506,485	482,386	468,138
Interest-Earning Assets	2,577,235	2,577,464	2,546,557	2,550,143	2,525,632
Total Assets	2,797,539	2,802,024	2,781,733	2,771,724	2,751,793
Non Interest-Bearing Demand Deposits	400,891	393,710	364,075	351,970	329,152
Savings Deposits	322,225	316,261	319,438	321,699	313,025
Interest-Bearing Transaction Accounts	1,093,625	1,118,540	1,082,769	1,051,107	1,075,203
Time Deposits	413,481	425,951	452,129	477,542	471,699
Total Deposits	2,230,222	2,254,462	2,218,411	2,202,318	2,189,079
Short-Term Borrowings	59,972	75,020	62,015	58,050	55,807
Other Borrowings	234,134	197,316	220,371	223,269	223,279
Total Interest-Bearing Liabilities	2,123,437	2,133,088	2,136,722	2,131,667	2,139,013
Stockholders' Equity	260,148	262,270	268,295	275,277	271,309
Common Stockholders' Equity	226,051	224,849	223,941	219,028	215,228

Lakeland Bancorp, Inc.
Financial Highlights
(unaudited)

	For the quarter ended
	Mar 31,	Dec 31,	Sept. 30,	June 30,	Mar. 31,
(dollars in thousands)	2011	2010	2010	2010	2010
	(unaudited)
AVERAGE ANNUALIZED YIELDS (taxable equivalent basis)
Assets:
Loans and leases	5.41%	5.49%	5.55%	5.63%	5.70%
Taxable investment securities	2.28%	2.35%	2.80%	2.86%	2.94%
Tax-exempt securities	4.54%	4.67%	4.81%	5.03%	5.12%
Federal funds sold and interest-bearing cash accounts	0.15%	0.14%	0.26%	0.23%	0.23%
Total interest-earning assets	4.74%	4.81%	4.93%	5.01%	5.14%
Liabilities:
Savings accounts	0.16%	0.17%	0.18%	0.19%	0.24%
Interest-bearing transaction accounts	0.56%	0.63%	0.68%	0.76%	0.89%
Time deposits	1.26%	1.33%	1.40%	1.45%	1.57%
Borrowings	3.23%	3.48%	3.88%	3.98%	4.00%
Total interest-bearing liabilities	1.00%	1.07%	1.18%	1.25%	1.36%
Net interest spread (taxable equivalent basis)	3.73%	3.74%	3.74%	3.76%	3.78%
Annualized Net Interest Margin (taxable equivalent basis)	3.91%	3.93%	3.93%	3.96%	3.99%
Annualized Cost of Deposits	0.53%	0.59%	0.64%	0.70%	0.82%

ASSET QUALITY DATA
Allowance for Loan Losses
Balance at beginning of period	$ 27,331	$ 27,218	$ 27,728	$ 26,836	$ 25,563
Provision for loan losses	4,927	4,544	4,857	5,001	4,879
Net Charge-offs	(4,066)	(4,431)	(5,367)	(4,109)	(3,606)
Balance at end of period	$ 28,192	$ 27,331	$ 27,218	$ 27,728	$ 26,836

Net Loan Charge-offs (Recoveries)
Commercial real estate	$ 2,003	$ 1,991	$ 2,937	$ 1,963	$ 2,241
Commercial, industrial and other	598	972	1,077	989	198
Leases	587	963	462	828	664
Home equity and consumer	586	298	784	254	504
Real estate - mortgage	292	207	107	75	(1)
Net charge-offs	$ 4,066	$ 4,431	$ 5,367	$ 4,109	$ 3,606

Nonperforming Assets
Commercial real estate	$ 26,202	$ 19,226	$ 20,766	$ 20,053	$ 23,150
Commercial, industrial and other	920	1,702	2,641	3,701	3,984
Leases	5,299	6,277	5,453	6,274	7,582
Home equity and consumer	3,259	2,930	2,653	2,436	2,436
Real estate - mortgage	13,023	12,834	11,960	8,576	7,043
Total non-accruing loans	48,703	42,969	43,473	41,040	44,195
Property acquired through foreclosure or repossession	1,729	1,592	1,745	1,277	1,480
Total non-performing assets	$ 50,432	$ 44,561	$ 45,218	$ 42,317	$ 45,675

Loans past due 90 days or more	$ 1,902	$ 1,218	$ 263	$ 578	$ 383
Loans restructured and still accruing	$ 8,943	$ 8,905	$ 6,326	$ 8,561	$ 7,943

Ratio of allowance for loan and lease losses to total loans *	1.43%	1.36%	1.37%	1.39%	1.34%
Non-performing loans to total loans *	2.47%	2.14%	2.19%	2.06%	2.20%
Non-performing assets to total assets *	1.83%	1.60%	1.63%	1.55%	1.65%
Annualized net charge-offs to average loans *	0.81%	0.89%	1.09%	0.82%	0.72%

* Includes leases held for sale

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(unaudited)

	At or for the quarter ended,
	Mar 31,	Dec 31,	Sept 30,	June 30,	Mar 31,
(dollars in thousands, except per share amounts)	2011	2010	2010	2010	2010
Calculation of tangible book value per common share
Total common stockholders' equity at end of period - GAAP	$ 226,760	$ 223,235	$ 223,360	$ 221,512	$ 216,501
Less:
Goodwill	87,111	87,111	87,111	87,111	87,111
Other identifiable intangible assets, net	312	578	843	1,109	1,374
Total tangible common stockholders' equity at end of period - Non- GAAP	$ 139,337	$ 135,546	$ 135,406	$ 133,292	$ 128,016

Shares outstanding at end of period (1)	25,466	25,322	25,264	25,229	25,199

Book value per share - GAAP (1)	$ 8.90	$ 8.82	$ 8.84	$ 8.78	$ 8.59

Tangible book value per share - Non-GAAP (1)	$ 5.47	$ 5.35	$ 5.36	$ 5.28	$ 5.08

Calculation of tangible common equity to tangible assets
Total tangible common stockholders' equity at end of period - Non- GAAP	$ 139,337	$ 135,546	$ 135,406	$ 133,292	$ 128,016

Total assets at end of period	$ 2,751,576	$ 2,792,674	$ 2,769,471	$ 2,738,557	$ 2,767,976
Less:
Goodwill	87,111	87,111	87,111	87,111	87,111
Other identifiable intangible assets, net	312	578	843	1,109	1,374
Total tangible assets at end of period - Non-GAAP	$ 2,664,153	$ 2,704,985	$ 2,681,517	$ 2,650,337	$ 2,679,491

Common equity to assets - GAAP	8.24%	7.99%	8.07%	8.09%	7.82%

Tangible common equity to tangible assets - Non-GAAP	5.23%	5.01%	5.05%	5.03%	4.78%

Calculation of return on average tangible common equity
Net income - GAAP	$ 4,771	$ 5,020	$ 4,872	$ 4,753	$ 4,566

Total average common stockholders' equity	226,051	224,849	223,941	219,028	215,228
Less:
Average goodwill	87,111	87,111	87,111	87,111	87,111
Average other identifiable intangible assets, net	460	724	990	1,255	1,521
Total average tangible common stockholders' equity - Non-GAAP	$ 138,480	$ 137,014	$ 135,840	$ 130,662	$ 126,596

Return on average common stockholders' equity - GAAP	8.56%	8.86%	8.63%	8.70%	8.60%

Return on average tangible common stockholders' equity - Non-GAAP	13.97%	14.54%	14.23%	14.59%	14.63%

Calculation of efficiency ratio
Total non-interest expense	$ 17,026	$ 17,567	$ 18,951	$ 17,107	$ 16,780
Less:
Amortization of core deposit intangibles	(265)	(266)	(265)	(266)	(265)
Other real estate owned and other repossessed asset expense	(272)	(129)	(119)	(198)	(37)
Long-term debt prepayment fee	--	--	(1,835)	--	--
Non-interest expense, as adjusted	$ 16,489	$ 17,172	$ 16,732	$ 16,643	$ 16,478

Net interest income	$ 24,584	$ 25,248	$ 24,990	$ 24,929	$ 24,587
Noninterest income	4,230	4,517	6,089	4,553	4,109
Total revenue	28,814	29,765	31,079	29,482	28,696
Plus: Tax-equivalent adjustment on municipal securities	269	268	267	268	280
Less: (gains) losses on investment securities	--	68	(1,681)	--	(1)
Total revenue, as adjusted	$ 29,083	$ 30,101	$ 29,665	$ 29,750	$ 28,975

Efficiency ratio - Non-GAAP	56.70%	57.05%	56.40%	55.94%	56.87%

(1) Adjusted for 5% stock dividend payable on February 16, 2011 to shareholders of record January 31, 2011.

CONTACT: Thomas J. Shara
         President & CEO

         Joseph F. Hurley
         EVP & CFO
         973-697-2000